                                                                   EXHIBIT 10.9A


                             EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT is made as of July 12, 1999, by and between GARDEN.COM, INC., a Delaware corporation (the "Company"), and Clifford A. Sharples (the "Executive").

                                    RECITAL

     The Company currently employs and desires to continue to employ the Executive and the Executive is willing to make his services available to the Company on the terms and conditions set forth below. Certain capitalized terms used herein are defined in section 5 below.

                                  AGREEMENTS

     In consideration of the mutual covenants and agreements set forth in this Agreement, the parties agree as follows:

     1.  Employment.  The Company will employ the Executive, and the Executive
         ----------
hereby accepts employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning on the date hereof and ending on the Termination Date (the "Employment Period"), unless the parties mutually agree to extend the term of this Agreement.

     2.  Position and Duties.
         -------------------

         (a) During the Employment Period, the Executive will serve as the President and Chief Executive Officer of the Company and will have the normal duties, responsibilities and authority of such position, subject to the power of the Board to expand or limit such duties, responsibilities and authority and to override actions of the Executive.

         (b) During the Employment Period, the Executive will (i) devote his full business time, effort, skill and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries, (ii) perform all functions and services as President and Chief Executive Officer of the Company, including general management and supervision over the operations of the business and employees of the Company, (iii) act in accordance with the policies and directives of the Company as determined from time to time by the Board and communicated to the Executive in writing, and (iv) report directly to the Board.

         (c) The principal location in which the Executive's services are to be performed will be the Austin, Texas area. The Executive will not be required to change such principal location without his consent.

     3.  Compensation and Benefits.
         -------------------------

         (a)  Base Salary.  During the Employment Period, the Executive's
              -----------
annual base salary will be $130,000 or such higher rate as the Board may designate from time to time (the "Base Salary"), which will be payable in regular installments in accordance with the Company's general payroll practices and which will be subject to customary withholding. Each year the Board will review the Executive's Base Salary and, in its sole discretion, determine whether any increases (but not decreases) thereof are appropriate.

         (b)  Incentive Bonus.  During the term of this Agreement, the
              ---------------
Executive will be eligible to participate in the incentive compensation program in effect for the Company's three founders substantially as set forth on Exhibit A hereto.

         (c)  Vacation.  The Executive will be entitled to receive four weeks
              --------
of paid vacation annually according to the vacation policy established by the Company. Such vacation may be taken at such times and in such intervals as are mutually acceptable to the Executive and the Company.

         (d)  Reimbursement for Reasonable Business Expenses.  The Company will
              ----------------------------------------------
pay or reimburse the Executive for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's reasonable requirements with respect to reporting and documentation of such expenses.

         (e)  Other Benefits.  In addition to the benefits described above,
              --------------
during the Employment Period, the Executive will be entitled to participate in all of the Company's employee benefit programs for which senior executive employees of the Company are generally eligible.

     4.  Termination.
         ------------

         (a)  Termination of the Employment Period.  The Employment Period will
              ------------------------------------
continue until (i) the third anniversary of the date hereof unless the parties mutually agree to extend the term of this Agreement, (ii) the

Executive's death or Disability, (iii) the Executive resigns or (iv) the Board of Directors determines that termination of Executive's employment is in the best interests of the Company.

         (b)  Termination due to Death or Disability.  If the Employment Period
              --------------------------------------
is terminated due to the Executive's death or Disability, the Executive (or his estate) shall be entitled to the salary and other benefits accrued by the Executive under this Agreement up to and including the Termination Date.

         (c)  Termination by the Company without Cause or by the Executive for
              ----------------------------------------------------------------
Good Reason.  If (i) the Employment Period is terminated by the Company for any
-----------
reason other than for Cause, Disability or death, (ii) the Employment Period is terminated by the Company for what the Company believes is Cause or Disability, and it is ultimately determined that the Employment Period was terminated without Cause or Disability or (iii) the Executive resigns for Good Reason, the Executive will be entitled to receive (A) his Base Salary from the Termination Date until the date 12 months after the Termination Date, and (B) continuation of benefits through the end of the period in which the Company is required to make severance payments pursuant to clause (A) above substantially identical to those to which the Executive was entitled immediately prior to the termination, or to those being offered to senior executive officers of the Company, or a successor corporation, if the Company's benefit programs are changed during such period, unless the Executive becomes eligible for comparable coverage through another employer, at which time such benefits shall terminate.

         (d)  Termination by the Company for Cause or by the Executive Without
              ----------------------------------------------------------------
Good Reason.  If the Employment Period is terminated by the Company with Cause
-----------
or as a result of the Executive's resignation without Good Reason, the Company will not have any further obligations to the Executive under this Agreement except: (i) as may be provided in accordance with the terms of retirement and other benefit plans pursuant to Section 3; and (ii) as to that portion of any unpaid salary and other benefits accrued by the Executive under this Agreement up to and including the Termination Date.

         (e)  Stock Options.  If a Change in Control is initiated (whether by
              -------------
commencing negotiations, action by the Board of Directors of the Company or otherwise) at any date which is more than six months after the date of this Agreement, each option granted to the Executive to purchase shares of the Company's capital stock (or any option to purchase shares of the acquiring company issued in substitution for such option) will become fully vested and exercisable as of the date such Change in Control is consummated. Each such option will be exercisable in accordance with the provisions of the option grant agreement and the plan pursuant to which such option was granted.

     5.  Definitions.
         -----------

         (a)  "Board" means the Board of Directors of the Company.
               -----

         (b)  "Cause" means (i) any conviction of the Executive for a felony,
               -----
(ii) any gross willful misconduct of the Executive which has a direct and material injurious effect on the business or reputation of the Company or any of its Subsidiaries, (iii) any gross dishonesty of the Executive which is directly and materially injurious to the business or reputation of the Company or any of its Subsidiaries or (iv) any other material breach of this Agreement by the Executive. The Executive shall have the opportunity to cure any such acts or omissions which are capable of being cured within 15 days of the Executive's receipt of a resolution adopted by the Board finding that, in the good faith opinion of the Board, the Executive is guilty of acts or omissions constituting "Cause," which resolution has been duly adopted by an affirmative vote of a majority of the Board (excluding the Executive, any member of the Executive's immediate family and any other individual alleged to have participated in the acts constituting "Cause"). Any such vote shall be taken at a meeting of the Board called and held for such purpose, after reasonable written notice is provided to the Executive setting forth in reasonable detail the facts and circumstances claimed to provide a basis of termination for Cause and the Executive is given an opportunity, together with his counsel, to be heard before the Board.

         (c)  "Change in Control" means:
               -----------------

              (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions will not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

              (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

              (iii) a reorganization, merger or consolidation (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

              (iv) a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 50% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such ownership existed immediately prior to the sale or disposition, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

         (d)  "Disability" means a physical or mental sickness or any injury
               ----------
which renders the Executive incapable of performing the services required of him as an employee of the Company and which does or may be expected to continue for more than six months during any 12-month period. In the event Executive is able to perform his usual and customary duties on behalf of the Company following a period of disability, and does so perform such duties or such other duties as are prescribed by the Board of Directors for a period of three continuous months, any subsequent period of disability will be regarded as a new period of disability for purposes of this Agreement. The Company and the Executive will determine the existence of a Disability and the date upon which it occurred. In the event of a dispute regarding whether or when a Disability occurred, the matter will be referred to a medical doctor selected by the Company and the Executive. In the event of their failure to agree upon such a medical doctor, the Company and the Executive will each select a medical doctor who together will select a third medical doctor who will make the determination. Such determination will be conclusive and binding upon the parties hereto.

         (e)  "Good Reason" means (i) any material diminution of the Executive's
               -----------
responsibilities or the assignment to the Executive of any duties materially inconsistent with the Executive's position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (ii) any failure by the Company to comply with any of the provisions of Section 3 of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; or
(iii) the relocation of the offices at which the Executive is principally employed to a location which is more than 50 miles from the offices at which the Executive is principally employed as of the date hereof; provided, that travel necessary for the performance of the Executive's duties set forth in Section 2 above will not determine the location where the Executive is "principally employed." The determination by the Executive of Good Reason will be conclusive if made in good faith.

         (f)  "Subsidiary" means any entity of which the Company owns securities
               ----------
having a majority of the ordinary voting power electing the board of directors (or comparable governing body) directly or indirectly through one or more Subsidiaries.

         (g)  "Termination Date" means the effective date of the termination of
               ----------------
the Employment Period pursuant to Section 4(a) of this Agreement.

     6.  Sale, Consolidation or Merger.  In the event of a consolidation or
         -----------------------------
merger of the Company with or into another corporation or entity, or the sale of substantially all of the operating assets of the Company to another corporation, entity or individual, the successor-in-interest will be deemed to have assumed all liabilities of the Company under this Agreement.

     7.  Waiver.  The failure of either party to insist, in any one or more
         ------
instances, upon performance of the terms or conditions of this Agreement will not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

     8.  Severability.  In the event that any provision is held to be invalid or
         ------------
unenforceable for any reason whatsoever, it is agreed such invalidity or unenforceability will not affect any other provision of this Agreement and the remaining covenants, restrictions and provisions hereof will remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable and enforceable.

     9.  Amendment.  This Agreement may only be amended by an agreement in
         ---------
writing signed by both of the parties hereto.

     10.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Texas, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

     11.  Benefit.  This Agreement shall be binding upon and inure to the
          -------
benefit of and shall be enforceable by and against the Company, its successors and assigns, and the Executive, his heirs, beneficiaries and legal representatives. It is agreed that the rights and obligations of the Executive may not be delegated or assigned except as specifically set forth in this Agreement.

     12.  Notice.  Notices and all other communications contemplated by this
          ------
Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. Mailed notices to the Executive shall be addressed to the Executive at the home address which the Executive most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

     13.  Whole Agreement.  No agreements, representations or understandings
          ---------------
(whether oral or written and whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof. This Agreement supersedes any agreement of the same title and concerning similar subject matter dated prior to the date of this Agreement, and by execution of this Agreement both parties agree that any such predecessor agreement shall be deemed null and void. Notwithstanding the foregoing, the rights and obligations of the Executive and the Company under the Nondisclosure Agreement, dated as of December 21, 1995, between the Company and the Executive shall remain in full force and effect in accordance with its terms.

     14.  Employment Taxes.  All payments made pursuant to this Agreement will
          ----------------
be subject to withholding of applicable income and employment taxes.

     15.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                              GARDEN.COM, INC.

                              BY /s/ James N. O'Neill
                                 -----------------------------------------
                                 James N. O'Neill, Chief Operating Officer


                                 /s/ Clifford A. Sharples
                                 ----------- -----------------------------
                                 Clifford A. Sharples